UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on March 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on March 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: March 18, 2005
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Dean Nguyen 714.259.6277
dean.nguyen@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Mortgage Loan Characteristics
Loan Level Detail
Delinquent Loan Detail
Specially Serviced (Part I) - Loan Detail
Page 2-5

Page 11-13
Page 14-19

Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Collateral Realized Loss

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200503_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.461598%
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
71
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
307.718794800
24.113647400
0.000000000
283.605147400
1.332422400
Fixed
0.00
0.00
0.000000000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
1,205,682.37
0.00
14,180,257.37
66,621.12
15,385,939.74
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
139,853,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
435,531,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
33,777,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
12,283,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
23,541,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
11,259,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
12,283,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
12,282,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.173664414
7.655404510%
0.00
0.00
0.000000000
7.40839767%
0.000000000
33736XDJ5
H
12,283,000.00
0.00
0.00
12,283,000.00
75,831.12
12,283,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
18,423,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
14,330,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
6,141,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
4,094,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
6,142,000.00
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.461598%
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
71
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
4,094,000.00
966.836275714
0.000000000
0.023384622
966.812891092
4.445302663
Fixed
0.00
)
(11,569.00
)
(0.513761813
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
0.00
526.58
21,770,902.48
100,100.29
21,771,429.06
956.815619736
0.000000000
0.000000000
955.342538953
0.398539171
0.591992447%
0.00
0.00
0.000000000
0.49983193%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
0.00
0.00
782,267,159.85
326,337.51
783,473,368.80
1000.000000000
0.000000000
0.000000000
1000.000000000
0.713405081
1.103265099%
0.00
0.00
0.000000000
0.85608610%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
0.00
0.00
469,425,000.00
334,890.18
469,425,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(11,569.00
818,834,217.00
783,473,368.80
6,031,015.29
Total
782,267,159.85
1,205,682.37
526.58
4,825,332.92
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.461598%
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
71
Grantor Trust
Statement Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.461598%
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
71
Companion
Statement Date:
ABN AMRO Acct: 720357.2
1275.723903033
0.000000000
0.000000000
1283.137427574
0.000000000
Fixed
5,550.45
5,550.45
7.413524541
6.88960000%
7.413524541
COMP-I
748,692.47
0.00
0.00
960,675.33
0.00
955,124.88
1275.723910393
0.000000000
0.000000000
1283.137440674
0.000000000
Fixed
4,900.84
4,900.84
7.413530281
6.88960000%
7.413530281
COMP-II
661,066.97
0.00
0.00
848,239.78
0.00
843,338.94
1270.267309696
0.000000000
0.000000000
1277.518964861
0.000000000
Fixed
3,673.45
3,673.45
7.251655166
6.76760000%
7.251655166
COMP-III
506,567.11
0.00
0.00
647,149.09
0.00
643,475.64
Total P&I Payment
14,124.74
14,124.74
1,916,326.55
2,441,939.46
0.00
Total
2,456,064.20
0.00
0.00
0.00
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,986,128.13
)
(14,124.74
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,544,017.70
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(11,569.00
0.00
0.00
0.00
)
(11,569.00
4,503,074.57
)
(1,566.95
0.00
0.00
0.00
322,258.33
1,068,386.25
137,822.70
1,206,208.95
0.00
0.00
0.00
0.00
)
(526.58
)
(526.58
1,205,682.37
5,708,756.94
6,031,015.27
785,926,342.71
126
1,206,208.95
0.00
0
14,124.74
0.00
0
0.00
0
784,734,258.50
126
121,409.85
1,037,394.02
137,822.70
572,014.31
172,672.00
893,608.40
29,374.13
0.00
0.00
4,920.84
34,294.98
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(29,374.13
4,825,332.90
Interest Not Advanced (
Current Period
)
0.00
572,014.31
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(715,799.94
)
(86,560.55
0.00
0.00
323,825.28
Advance Summary (Advance Made by Servicer)

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
11,569.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
11,569.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(11,569.00
)
(11,569.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
66,621.12
66,621.12
66,621.12
0.00
23.63%
24.63%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.63%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.63%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.32%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.75%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.74%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.30%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.73%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.16%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
75,831.12
75,831.12
75,831.12
0.00
9.25%
9.59%
30/360
7.408397672%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.23%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.40%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.61%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.09%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.31%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.78%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
111,669.29
260,388.62
100,100.29
160,288.33
0.00%
0.00%
30/360
6.155000000%
)
(11,569.00
148,719.33
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
326,337.51
326,337.51
326,337.51
0.00
NA
NA
30/360
0.499831933%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
334,890.18
334,890.18
334,890.18
0.00
NA
NA
30/360
0.856086099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,836,901.92
4,985,621.25
4,825,332.92
160,288.33
)
(11,569.00
148,719.33
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720357.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.79%
1.62%
0.00%
0.00%
0.00%
0.00%
4.76%
8.44%
15-Mar-05
0
0
0
0
0
0
1
12,697,163
0
0
6
66,235,082
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.79%
1.62%
0.00%
0.00%
0.00%
0.00%
3.97%
8.27%
15-Feb-05
0
0
0
0
0
0
1
12,713,238
0
0
5
65,030,793
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.79%
1.62%
0.00%
0.00%
0.00%
0.00%
4.76%
8.44%
18-Jan-05
0
0
0
0
0
0
1
12,721,378
0
0
6
66,375,123
0
0
0.79%
1.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4.76%
8.44%
15-Dec-04
1 12,729,466
0
0
0
0
0
0
0
0
6
66,423,715
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
12,740,118
1.62%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.97%
6.86%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
5
54,058,337
0
0
0.00%
0.00%
0.79%
1.62%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.17%
6.69%
15-Oct-04
0
0
1
12,748,087
0
0
0
0
0
0
4
52,796,993
0
0
0.79%
1.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.38%
5.08%
15-Sep-04
1 12,758,625
0
0
0
0
0
0
0
0
3
40,086,451
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.17%
5.24%
16-Aug-04
0
0
0
0
0
0
0
0
0
0
4
41,416,991
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,402,071
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jul-04
0
0
0
0
0
0
0
0
0
0
4
41,546,014
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,403,374
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
4
41,584,260
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,404,380
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
17-May-04
0
0
0
0
0
0
0
0
0
0
4
41,613,487
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,405,669
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
4
12,223,204
0
0
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
15-Mar-05
126
100.80%
784,734,258
95.84%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
71
304
7.46%
7.41%
0
0
0
0
15-Feb-05
126
100.80%
785,926,343
95.98%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
72
305
7.46%
7.41%
0
0
0
0
18-Jan-05
126
100.80%
786,628,819
96.07%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
73
306
7.46%
7.41%
0
0
0
0
15-Dec-04
126
100.80%
787,326,811
96.15%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
74
307
7.46%
7.41%
0
0
0
0
15-Nov-04
126
100.80%
788,181,467
96.26%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
75
308
7.71%
7.65%
0
0
0
0
15-Oct-04
126
100.80%
788,869,543
96.34%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
76
309
7.46%
7.41%
0
0
0
0
15-Sep-04
126
100.80%
789,714,659
96.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
77
310
7.71%
7.65%
0
0
0
0
16-Aug-04
126
100.80%
790,392,945
96.53%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.79%
1,402,071
0.18%
1
0.79%
693,571
0.09%
78
311
7.71%
7.65%
0
0
0
0
15-Jul-04
127
101.60%
792,468,971
96.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
79
312
7.46%
7.41%
0
0
0
0
15-Jun-04
127
101.60%
793,301,803
96.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
80
313
7.71%
7.65%
0
0
0
0
17-May-04
127
101.60%
793,966,513
96.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
81
314
7.46%
7.41%
0
0
0
0
15-Apr-04
127
101.60%
794,789,448
97.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
315
7.71%
7.65%
0
0
0
0
15-Mar-04
127
101.60%
795,444,659
97.14%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.78%
4,416,599
0.55%
1
0.78%
53,258
0.01%
83
316
7.47%
7.41%
1
498,344
0
0
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-Feb-05
15-Apr-05
15-Feb-05
15-Mar-05
15-Mar-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
32
38,245,534
4.87
82
7.62
1.19
%
0 to
2,000,000
%
28
82,413,160
10.50
78
7.43
1.42
%
2,000,000 to
4,000,000
%
23
115,140,790
14.67
66
7.58
1.33
%
4,000,000 to
6,000,000
%
14
100,707,357
12.83
80
7.46
1.42
%
6,000,000 to
8,000,000
%
7
62,259,370
7.93
73
7.37
1.41
%
8,000,000 to 10,000,000
%
15
191,934,434
24.46
73
7.48
1.24
%
10,000,000 to 15,000,000
%
1
15,189,623
1.94
73
7.50
1.74
%
15,000,000 to 20,000,000
%
2
43,137,607
5.50
72
7.12
2.63
%
20,000,000 to 25,000,000
%
1
25,264,878
3.22
76
7.63
1.70
%
25,000,000 to 30,000,000
%
1
33,259,774
4.24
75
7.60
1.01
%
30,000,000 to 35,000,000
%
2
77,181,731
9.84
46
7.32
1.28
%
35,000,000 to 40,000,000
%
0
0
0.00
0
0.00
0.00
%
40,000,000 &
Above
%
39,617,990
638,667
784,734,259
126
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,228,050
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,338,883
3.36
74
6.62
1.62
%
6.500%
%
to
6.750%
15
62,432,639
7.96
62
6.98
1.06
%
6.751%
%
to
7.000%
18
86,901,741
11.07
72
7.20
1.50
%
7.001%
%
to
7.250%
31
273,390,377
34.84
64
7.38
1.43
%
7.251%
%
to
7.500%
31
232,630,321
29.64
76
7.61
1.48
%
7.501%
%
to
7.750%
20
66,431,166
8.47
82
7.85
1.40
%
7.751%
%
to
8.000%
3
6,253,168
0.80
97
8.15
1.42
%
8.001%
%
to
8.250%
4
25,197,796
3.21
79
8.40
0.80
%
8.251%
%
to
8.500%
2
5,158,168
0.66
114
8.70
0.42
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
126
784,734,259
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
71,352,079
9.09
71
7.67
2.03
%
%
to
0
80
3
3,690,419
0.47
104
6.91
0.97
%
%
to
81
110
0
0
0.00
0
0.00
0.00
%
%
to
111
140
2
3,000,547
0.38
172
8.06
1.14
%
%
to
141
200
1
2,424,667
0.31
214
7.90
1.04
%
%
&
201
Above
214
13
14
80,467,712
Minimum Remaining Term
Maximum Remaining Term
10.25%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,177,297
8.43
16
7.36
1.14
%
%
0
to
60
101
624,606,145
79.59
74
7.43
1.37
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,113,128
0.52
125
8.72
0.53
%
%
121
to
150
1
6,572,759
0.84
159
8.44
1.01
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,797,218
0.36
214
7.75
1.00
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
214
12
112
704,266,547
Minimum Remaining Term
Maximum Remaining Term
%
89.75

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-Feb-05
15-Apr-05
15-Feb-05
15-Mar-05
15-Mar-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
4
26,790,677
3.41
67
7.86
0.53
%
%
0.001 0.750
3
27,688,577
3.53
71
7.96
0.82
%
%
0.751 0.875
11
46,721,111
5.95
84
7.21
0.96
%
%
0.876 1.000
10
77,114,840
9.83
85
7.54
1.04
%
%
1.001 1.125
16
105,989,318
13.51
47
7.43
1.19
%
%
1.126 1.250
15
64,918,399
8.27
75
7.45
1.32
%
%
1.251 1.375
24
179,011,547
22.81
73
7.47
1.44
%
%
1.376 1.500
18
100,523,305
12.81
74
7.45
1.56
%
%
1.501 1.625
8
80,768,274
10.29
74
7.28
1.69
%
%
1.626 1.750
4
25,665,674
3.27
73
7.40
1.83
%
%
1.751 1.875
1
5,769,073
0.74
73
7.15
1.90
%
%
1.876 2.000
6
15,945,238
2.03
72
7.46
2.19
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
23,022,470
2.93
70
7.58
3.50
%
%
3.001 & Above
5
4,805,756
0.61
63
7.48
0.00
%
%
Unknown
3.500
0.410
126
784,734,259
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,487,638
0.83
151
7.27
0.98
%
%
0.751 1.000
32
213,408,563
27.20
68
7.63
1.25
%
%
1.001 1.250
84
531,737,203
67.76
72
7.40
1.38
%
%
1.251 1.500
1
2,329,976
0.30
77
7.93
1.51
%
%
1.501 1.750
1
5,281,310
0.67
13
7.00
1.24
%
%
1.751 2.000
1
23,022,470
2.93
70
7.58
3.50
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,467,099
0.31
54
6.91
0.00
%
%
Unknown
2.080
1.000
126
784,734,259 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
111,082,748
14.16
71
7.53
1.52
%
%
Texas
16
109,950,072
14.01
71
7.39
0.99
%
%
Florida
9
89,464,244
11.40
74
7.41
1.40
%
%
CMBS Certificate
3
66,787,245
8.51
39
7.42
1.43
%
%
Pennsylvania
4
45,882,620
5.85
82
7.57
1.09
%
%
Michigan
10
43,338,206
5.52
83
7.55
1.37
%
%
Maryland
2
43,137,607
5.50
72
7.12
2.63
%
%
North Carolina
5
34,912,441
4.45
76
7.29
1.40
%
%
Illinois
9
33,954,764
4.33
57
7.18
1.48
%
%
New York
6
22,714,826
2.89
75
7.75
1.47
%
%
Nevada
4
15,735,132
2.01
73
7.73
1.44
%
%
New Jersey
4
15,671,935
2.00
68
8.23
0.98
%
%
Washington
1
14,309,550
1.82
75
7.60
1.23
%
%
Wisconsin
2
13,440,087
1.71
75
7.42
1.47
%
%
Virginia
3
13,387,444
1.71
73
7.34
1.60
%
%
District of Columbia
2
12,634,839
1.61
74
7.39
1.42
%
%
Iowa
1
12,390,115
1.58
75
7.75
1.47
%
%
Massachusetts
2
9,904,526
1.26
75
7.19
1.48
%
%
Arizona
2
9,223,091
1.18
73
7.28
1.26
%
%
Ohio
2
8,931,436
1.14
73
7.35
1.42
%
%
West Virginia
3
8,223,031
1.05
146
8.12
0.93
%
%
Minnesota
2
6,836,172
0.87
74
7.43
1.63
%
%
Indiana
2
6,530,568
0.83
74
7.74
1.35
%
%
Missouri
1
5,425,984
0.69
76
7.75
1.48
%
%
Mississippi
1
5,312,841
0.68
76
7.83
1.18
%
%
Colorado
2
4,993,561
0.64
75
7.68
1.22
%
%
Alabama
1
4,626,743
0.59
75
7.22
0.72
%
%
Georgia
1
3,564,511
0.45
74
7.25
1.66
%
%
Maine
1
3,207,196
0.41
73
7.00
0.93
%
%
Kansas
1
2,279,063
0.29
76
7.32
1.55
%
%
Oregon
1
2,131,574
0.27
75
7.88
1.05
%
%
Arkansas
1
2,004,922
0.26
75
7.22
1.51
%
%
South Carolina
1
1,585,528
0.20
166
8.00
1.13
%
%
Tennessee
1
1,159,640
0.15
73
7.75
1.37
%
%
100.00
784,734,259
126
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-Feb-05
15-Apr-05
15-Feb-05
15-Mar-05
15-Mar-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
238,605,137
30.41
61
7.47
1.12
%
%
Retail
43
201,622,107
25.69
82
7.43
1.44
%
%
Office
19
138,241,761
17.62
75
7.40
1.47
%
%
Industrial
13
82,930,016
10.57
74
7.53
1.40
%
%
Mixed use
9
53,846,973
6.86
66
7.56
1.30
%
%
Self storage
2
29,223,504
3.72
73
7.50
1.78
%
%
Lodging
1
23,022,470
2.93
70
7.58
3.50
%
%
Mobile home park
3
15,967,472
2.03
63
7.30
1.21
%
%
Other
1
1,274,818
0.16
67
7.85
1.10
%
%
784,734,259
126
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
111
714,840,847
91.09
70
7.49
1.44
%
%
Full Amortizing
6
8,961,759
1.14
151
7.69
1.06
%
%
IO/Amortizing/Balloon
6
58,464,554
7.45
73
7.12
1.07
%
%
Other
3
2,467,099
0.31
54
6.91
0.00
%
%
784,734,258
126
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
116
715,354,520
91.16
70
1.37
%
%
7.43
37
to
48
10
69,379,739
8.84
88
1.71
%
%
7.79
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
126
784,734,258
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,294,350
7.56
13
7.39
1.09
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,735,011
0.99
37
7.03
1.39
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
21,837,731
2.78
67
7.96
0.96
%
%
2010
105
673,268,428
85.80
74
7.44
1.46
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,690,419
0.47
104
6.91
0.97
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
1
4,113,128
0.52
125
8.72
0.53
%
%
2015
5
14,795,191
1.89
181
8.14
1.04
%
%
2016 & Greater
100.00
784,734,258
126
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
39,617,990
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,563,741
268,699
B
2
31-Dec-03
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
1.01
33,259,774
242,890
B
3
31-Dec-03
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.70
25,264,878
184,734
4
31-Dec-03
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.50
23,022,470
180,282
5
31-Dec-03
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,115,137
134,118
6
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.74
15,189,623
119,074
7
31-Dec-03
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.41
13,971,607
104,270
8
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.48
14,339,437
104,043
B
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,033,881
110,014
10
31-Dec-03
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.23
14,309,550
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,276,797
103,336
12
31-Dec-04
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.56
14,166,784
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,697,163
89,641
9
14
31-Dec-03
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.51
12,377,837
90,105
15
31-Dec-04
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.47
12,390,115
91,701
16
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.97
12,279,242
85,108
17
31-Dec-03
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
0.85
12,293,709
99,746
18
31-Dec-03
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.28
12,067,473
86,633
19
31-Dec-03
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.81
11,355,267
83,439
20
31-Dec-03
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.38
11,130,759
81,278
21
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.07
10,244,812
71,007
22
31-Dec-03
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.48
9,982,709
72,355
23
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.61
9,429,599
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,861,190
63,385
25
31-Dec-03
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.57
8,811,961
65,508
26
31-Dec-03
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.37
8,670,107
60,787
27
31-Dec-03
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.11
8,269,204
64,941
28
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.12
8,234,600
57,075
29
31-Dec-03
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.22
7,774,427
55,010
30
31-Dec-03
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.55
7,741,936
58,132
31
31-Dec-04
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.14
7,671,014
56,055
32
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.98
7,508,018
52,039
33
31-Dec-03
NC
7.27000%
1-May-11
FUNB01CH
Office
1.49
7,500,718
52,632
34
31-Dec-03
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.51
7,459,665
55,750
35
31-Dec-04
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.42
7,369,525
52,811
36
31-Dec-03
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,245,691
52,441
37
31-Dec-04
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
2.25
7,171,302
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,029,105
49,502
39
31-Dec-03
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
1.01
6,572,759
61,791
40
31-Dec-03
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.52
6,764,587
48,500
41
31-Dec-03
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.57
6,674,865
48,435
42
31-Dec-04
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.58
6,223,746
41,887
43
31-Dec-03
CA
7.39000%
1-May-11
FUNB01CH
Retail
1.75
5,787,061
41,502
44
31-Dec-03
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.66
5,786,341
41,441
45
31-Dec-04
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.90
5,769,073
40,524
46
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.58
5,693,428
41,052
47
31-Dec-03
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
0.41
5,672,969
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,561,650
41,154
49
25-Dec-03
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.18
5,493,585
39,078
50
31-Dec-03
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.48
5,425,984
40,123
51
31-Dec-03
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.60
5,389,148
38,202
52
31-Dec-03
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.24
5,281,310
36,592
53
31-Dec-03
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.18
5,312,841
39,563
54
31-Dec-04
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.45
5,283,892
38,999
55
31-Dec-03
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.49
5,089,262
35,261
56
31-Dec-03
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.32
5,080,266
36,997
57
31-Dec-03
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.20
4,711,096
36,787
58
31-Dec-03
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
0.72
4,626,743
32,647
59
PA
1-Jun-11
FUNB01CH
Office
1-Mar-04
60
31-Dec-03
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.30
4,327,192
32,080
61
31-Dec-03
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.24
4,294,509
31,635
62
31-Dec-03
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.50
4,168,402
32,003
63
31-Dec-04
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.49
4,144,039
30,586
64
31-Dec-03
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,089,272
28,935
65
31-Dec-03
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.53
4,113,128
33,344
66
31-Dec-04
TX
7.72400%
1-Jul-11
FUNB01CH
Office
0.77
4,039,601
29,800
67
31-Dec-03
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.84
3,969,685
28,140
68
13-Dec-04
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.38
3,828,694
28,788
69
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.83
3,572,836
27,773
70
31-Dec-03
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
1.01
3,621,674
26,891
71
31-Dec-03
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.66
3,564,511
25,241
72
20-Dec-03
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.38
3,560,716
24,928
73
31-Dec-04
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.74
3,368,218
23,876
74
31-Dec-04
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.30
3,364,768
24,174
75
31-Dec-03
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.29
3,250,554
23,375
76
31-Dec-03
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.25
3,234,296
23,447
77
31-Dec-03
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
0.93
3,207,196
22,221
78
31-Dec-04
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.34
3,169,074
23,495
79
31-Dec-03
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.62
3,021,274
21,434
80
31-Dec-03
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.27
2,884,730
20,465
81
31-Dec-04
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.35
2,866,487
21,063
82
31-Dec-03
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
1.00
2,797,218
22,373
83
31-Dec-04
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.29
2,805,366
19,865
84
31-Dec-04
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.40
2,710,386
19,446
85
31-Dec-03
IL
7.60000%
1-May-11
FUNB01CH
Office
2.03
2,705,263
19,770
86
31-Dec-03
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
0.97
2,663,585
19,223
87
31-Dec-03
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.20
2,645,749
18,468
88
31-Dec-03
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.04
2,424,667
21,324
89
31-Dec-03
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.51
2,329,976
17,493
90
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.21
2,311,659
15,967
91
31-Dec-03
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.55
2,279,063
16,212
92
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.47
2,119,021
14,637
93
31-Dec-03
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.05
2,131,574
15,952
94
31-Dec-04
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.51
2,004,922
14,147
95
31-Dec-03
NJ
7.87000%
1-May-11
FUNB01CH
Retail
1.52
1,839,631
13,770
96
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.97
1,428,693
18,320
97
31-Dec-03
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.68
1,692,505
12,271
98
31-Dec-04
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.31
1,682,444
12,473
99
30-Dec-03
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,585,528
15,111
100
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,274,818
20,226
101
31-Dec-03
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.42
1,561,911
11,051
102
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.96
1,261,483
16,176
103
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.30
1,541,875
11,187
104
31-Dec-03
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.17
1,516,147
10,878
105
30-Dec-03
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.15
1,415,019
13,249
106
31-Dec-03
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.47
1,448,663
10,540
107
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.50
1,417,547
11,330
108
31-Dec-03
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
2.02
1,310,857
13,371
109
NC
1-Jul-11
FUNB01CH
Mobile home park
1-Aug-04
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,293,618
9,484
B
111
31-Dec-03
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.24
1,234,419
8,950
112
31-Dec-03
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
0.98
1,000,244
12,765
113
31-Dec-03
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.58
1,161,782
8,688
114
31-Dec-03
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.37
1,159,640
8,597
115
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.43
1,158,036
8,456
116
31-Dec-03
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.06
1,080,958
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,045,040
8,934
118
31-Dec-03
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.50
953,688
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
968,919
7,164
120
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
0.94
909,351
6,741
121
31-Dec-03
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.22
868,848
6,370
122
31-Dec-03
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.53
669,747
5,160
123
31-Dec-03
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.32
658,358
5,153
124
31-Dec-04
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.14
638,667
5,210
125
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
965,007
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
852,064
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
650,028
0
128
784,734,259
5,755,147
0
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Feb-05
266,348.04
266,348.04
0.00
B
2
1-Feb-05
241,501.97
241,501.97
0.00
23-Apr-04
B
3
1-Feb-05
103,444.80
103,444.80
0.00
B
9
1-Oct-04
89,111.74
445,555.13
0.00
8-Oct-04
4-Jan-05
9
14
1-Feb-05
9,430.46
9,430.46
0.00
27-Oct-04
B
111
709,837.01
1,066,280.40
Total
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
27-Oct-04
1,293,618
73
314
FL
7.63%
1-Apr-11
Multifamily
1,295,420
Not Avail.
Not Avail. Not Avail.
B
111
15-Dec-03
1,045,040
72
253
NY
8.63%
1-Mar-11
Office
1,045,040
Not Avail.
Not Avail. Not Avail.
118
8-Oct-04
12,697,163
74
318
TX
7.44%
1-May-11
Multifamily
12,748,087
1,027,276
0.95 25-Aug-03
9
14
8-Oct-04
12,377,837
70
311
TX
7.51%
1-Jan-11
Mixed use
12,377,837
552,681
0.51 31-Dec-03
15
23-Apr-04
33,259,774
75
316
PA
7.60%
1-Jun-11
Multifamily
33,305,790
2,955,649
1.01 31-Dec-03
B
3
20-Oct-03
5,561,650
74
315
IN
7.74%
1-May-11
Retail
5,561,650
696,174
1.41 31-Dec-02
49
66,235,082
66,333,823
6
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
The loan was transferred to Lennar for monitoring after the Borrower requested debt relief because the Property is having cash flow problems due to structural damage from hurricanes Frances and Jeanne. The loan is current and the Borrower is paying on time.
111
Other/TBD
Loan is current except for disputed default interest. Counsel retained to research and potentially intervene in the litigation between named borrower (sponsor is Iris Devereaux) and property owner (sponsor Nicolas Filas) to whom property was transferred in 2001 without lender consent. Counsel contacted court and determined that a trail date still has not been set.
118
REO
Hired Kennedy Wilson as Listing Agent. Marketing package currently under preparation.
14
No servicer comment.
15
Other/TBD
Negotiating terms of a payoff with a partial waiver of the prepayment premium with Borrower. Deal, if one is agreed to by both parties, is subject to documentation.
3
Pending Return to Master Servicer
Received notification October 27, 2004 that the TIC the borrowers put into place has been merged into and with our original borrower. The ownership of the partnership is now Gersten 50%, Swolsky 25% and Swolsky's ex-wife's Trust 25%. The consent to the change in ownership has been executed, loan is now in rehab period.
49
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200408
1,402,071.19
925,000.00
216,811.62
708,188.38
693,882.81
65.97%
50.51%
19-Mar-01
1,800,000.00
110
200403
4,416,599.25
4,967,194.67
604,068.54
4,363,126.13
53,473.12
112.47%
98.79%
20-Apr-01
5,900,000.00
60
5,818,670.44
5,892,194.67
820,880.16
5,071,314.51
747,355.93
Current Total
Cumulative
14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-05
15-Mar-05
15-Feb-05
15-Apr-05
28-Feb-05
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Bond/Collateral Realized Loss Reconciliation
Statement Date:
ABN AMRO Acct: 720357.2
Prospectus
ID
Period
Aggregate
Realized Loss
on Loans
Prior Realized
Loss Applied to
Certificates
Amounts Covered by
Overcollateralization
and other Credit Support
Additional (Recoveries)/
Expenses applied to
Realized Losses
Current Realized
Loss Applied to
Certififcates
Recoveries of
Realized Losses
paid as Cash
(Recoveries)/
Realized Loss
Applied to
Certificate Interest
Modification
Adjustments/Appraisal
Reduction Adjustment
Interest
(Shortages)
/Excesses applied
to Realized
Losses
Beginning
Balance of the
Loan at
Liquidation
(A)
(B)
(C)
(D)
(E)
(*)
|------------------------------------------------------Adjustments--------------------------------------------------|
0
0
0
0
0
53,473
4,416,599
53,473
0
0
200403
515000060
0
0
0
0
0
693,883
1,402,071
693,883
0
0
200408
615000110
0
0
0
747,356
747,356
0
0

14-Mar-2005 - 10:43 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.
*In the Initial Period the Current Realized Loss Applied to Certificates will equal Aggregate Realized Loss on Loans - B - C - D + E instead of A - B - C - D + E
Description of Fields
A
B
C
D
E
Prior Realized Loss Applied to Certificates
Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)
Adjustments that are based on principal haircut or future interest foregone due to modification
Realized Loss Adjustments, Supplemental Recoveries or Expenses on a previously liquidated loan
Amounts classified by the Master as interest adjustments from general collections on a loan with a Realized Loss